SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2022
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Summary of basic and diluted net loss per share of common stock

Net loss from January 1, 2022 to IPO date	$(3,727)
Net loss from IPO date to year end December 31, 2022	(122,062)
Total loss from January 1, 2022 to year end December 31, 2022	$(125,789)

	For the period from January 1, 2022 through December 31, 2022
	Redeemable	Non- Redeemable
	Shares	Shares	Total
Total number of shares	8,050,000	2,107,750	10,157,750
Ownership percentage	79%	21%
Total income allocated by class	$(96,734)	$(29,055)	$(125,789)
Less: Accretion allocated based on ownership percentage	(3,515,055)	(920,355)	(4,435,410)
Plus: Accretion applicable to the redeemable class	4,435,410		4,435,410
Total income (loss) by class	$823,621	$(949,410)

Weighted average shares	6,743,014	2,042,701
Earnings (loss) per share	$0.12	$(0.46)